UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WisdomTree, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Sean M. Donahue

Andrew H. Goodman

Goodwin Procter LLP

1900 N Street NW

Washington, DC 20036

(202) 346-4207

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On May 2, 2023, WisdomTree, Inc. (“WisdomTree” or the “Company”) launched a new page (the “Annual Meeting Page”) on its existing investor relations website to communicate with the Company’s stockholders regarding WisdomTree’s 2023 annual meeting of stockholders. The address of the Annual Meeting Page is https://ir.wisdomtree.com/2023-annual-meeting-proxy-vote. A copy of the materials posted by the Company to the Annual Meeting Page, certain of which were previously filed with the Securities and Exchange Commission, are set forth below.

Corporate Website

WISDOMTREE®

IR OVERVIEW NEWS & EVENTS COMPANY INFO FINANCIALS STOCK DATA SEC FILINGS SOCIAL RESPONSIBILITY GOVERNANCE

Information about 2023 Annual Meeting

2023 Annual Meeting

Important Information about WisdomTree's 2023 Annual Meeting of Stockholders

PROXY STATEMENT | PROXY CARD | HOW TO VOTE | ABOUT BOARD NOMINEES

STAY WISE - PROTECT YOUR INVESTMENT IN WISDOMTREE - REJECT GRAHAM TUCKWELL AND HIS NOMINEES

WisdomTree has the right strategy for success and the results prove it. WisdomTree stockholders will have an important choice to make at the 2023 Annual Meeting of WisdomTree Stockholders on June 16, 2023. At this meeting, stockholders will have the opportunity to protect their investment in WisdomTree by placing a vote on the **WHITE** proxy card or voting instruction form for **ALL SIX** of WisdomTree's highly qualified nominees with extensive experience relevant to WisdomTree's business and strategy:

Lynn S. Blake
Daniela Mielke
Shamla Naidoo
Win Neuger
Frank Salerno
Jonathan Steinberg

A dissident stockholder, ETFS Capital Limited, is seeking to elect three representatives, including its chairman, Graham Tuckwell, and Tonia Pankopf and Bruce E. Aust, to the WisdomTree Board of Directors to institute Mr. Tuckwell's own personal agenda. Your Board has considered Mr. Tuckwell's request and met with him multiple times, and in every instance concluded that he does not possess the capabilities or temperament to enhance our Board and instead has conflicts of interest that compromise his independence and put him at odds with the interests of other WisdomTree stockholders. Additionally, we do not believe that Mr. Aust and Ms. Pankopf would add any skills or competencies to the Board that the current Board members collectively do not already possess.

WisdomTree has taken extensive efforts to refresh its Board over the past few years, having added five new directors since January 2021, all of them female and/or diverse, and these new directors constitute a majority of the Board. The WisdomTree Board has the right directors and mix of expertise to oversee the development and execution of our strategic objectives and the continued implementation of our strategic plans.

PROTECT YOUR INVESTMENT IN WISDOMTREE TODAY AND REJECT GRAHAM TUCKWELL AND HIS NOMINEES. WisdomTree urges stockholders to vote **FOR ALL SIX** of WisdomTree's highly qualified director nominees – **Lynn S. Blake, Daniela Mielke, Shamla Naidoo, Win Neuger, Frank Salerno and Jonathan Steinberg** – on the **WHITE** proxy card **TODAY**, and to withhold voting on nominees from ETFS Capital. **Discard the gold proxy card.**

Letters to Stockholders

- May 2, 2023: WisdomTree sends letter to stockholders

Other Important Updates

- May 1, 2023: Definitive Proxy Statement

How to Vote

<u>**Your vote is important,**</u>
<u>**no matter how many or how few shares you own.**</u>

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the voting process:

<u>**Innisfree M&A Incorporated**</u>

Stockholders call toll-free: (877) 750-5836
Banks and brokers call collect: (212) 750-5833

IMPORTANT

We urge you NOT to sign any proxy card or voting instruction form from Graham Tuckwell or ETFS Capital Limited.

If you have already done so, you have every legal right to change your vote **TODAY** using the **WHITE** proxy card – by telephone, by internet or by signing, dating and returning the **WHITE** proxy card in the postage-page envelope provided in the mailing – or following the instructions on the **WHITE** voting instruction form.

<u>**VOTE FOR:**</u>

Lynn S. Blake
Daniela Mielke
Shamla Naidoo
Win Neuger
Frank Salerno
Jonathan Steinberg

<u>**WITHHOLD VOTE ON:**</u>

Bruce E. Aust
Tonia Pankopf
Graham Tuckwell

Disclaimer:

Cautionary Statement Regarding Forward-Looking Statements

Any statements contained in this webpage that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are identified by use of the words "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "should," "views," and similar expressions. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the impact and contributions of the slate of director nominees WisdomTree has nominated, and WisdomTree's ability to achieve its financial and business plans, goals and objectives and drive stockholder value, including with respect to its ability to successfully implement its strategy relating to WisdomTree Prime™, and other risk factors discussed from time to time in WisdomTree's filings with the SEC, including those factors discussed under the caption "Risk Factors" in its most recent annual report on Form 10-K, filed with the SEC on February 28, 2023, and in subsequent reports filed with or furnished to the SEC. WisdomTree assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after the date of the respective statements.

Important Additional Information and Where to Find It

WisdomTree filed a proxy statement on Schedule 14A, an accompanying **WHITE** proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from WisdomTree stockholders for WisdomTree's 2023 Annual Meeting. **WISDOMTREE STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ WISDOMTREE'S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING WHITE PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.** Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying **WHITE** proxy card, any amendments or supplements to the definitive proxy statement and other documents that WisdomTree files with the SEC at no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge on this website at https://ir.wisdomtree.com/sec-filings or by contacting Jeremy Campbell, Head of Investor Relations, at jeremy.campbell@wisdomtree.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Additional Disclaimer

WisdomTree has neither sought nor obtained the consent from any third party to use any statements or information contained in this webpage that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein.

www.wisdomtree.com

WisdomTree Board Nominees

Pictured below are WisdomTree’s highly qualified director nominees, who are up for election at WisdomTree’s 2023 Annual Meeting of Stockholders, which will take place on June 16, 2023. Each of our director nominees possesses significant and extensive experience relevant to WisdomTree’s business strategy, including global financial, accounting, compliance, technology and digital expertise, and many years in senior leadership positions in the investment management and financial services industries. WisdomTree urges its stockholders to vote “FOR” ALL SIX of WisdomTree’s nominees on the WHITE proxy card TODAY.

Lynn S. Blake

•  Extensive leadership experience in asset management industry

•  Provides expertise in investment management, including experience with ESG investment strategies

•  Managed more than 1,400 portfolios and ETFs with assets over $2.3 trillion while CIO of Global Equity Beta Solutions at State Street

Daniela Mielke

•  Deep financial and transaction experience as executive, founder, board member and advisor

•  Provides decades of expertise in driving growth strategies, and public company board experience

•  Led PayPal’s growth and strategy during a time of major digital disruption in payments industry

Shamla Naidoo

•  Experienced executive and public company board director with specialization in digital and technology transformation and innovation

•  Has executive experience leading digital strategies for several public companies

•  Led IBM’s innovation and growth strategy in cybersecurity as Global Chief Information Security Officer

Win Neuger

•  Decades of experience in senior management positions in asset management industry

•  Holds deep understanding of WisdomTree’s business model and expertise in ETFs, accounting and financial reporting

•  Led the management of AIG’s global investment portfolio with $753 billion in assets

Frank Salerno

•  Extensive knowledge of ETF industry with senior management experience at large asset managers

•  Provides strategic insight into asset management industry and competitive landscape

•  Served as Managing Director and Chief Operating Officer of Merrill Lynch Investment Advisors – Americas Institutional Division

Jonathan Steinberg

•  Visionary leader who founded WisdomTree in 1988, continuously looking ahead for next generation of innovative digital assets and financial products (e.g., blockchain)

•  Provides extensive knowledge of our business and is the developer of WisdomTree’s proprietary index methodology

•  Provides essential insight and guidance to our Board from a management perspective